                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to
     SS.240.14a-12


--------------------------------------------------------------------------------
                          Wilmington Trust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

          2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

          4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

          5)   Total fee paid:

          ______________________________________________________________________

[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          ______________________________________________________________________

          2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

          3)   Filing Party:

          ______________________________________________________________________

          4)   Date Filed:

          ______________________________________________________________________

[WILMINGTON TRUST LOGO]

ANNUAL MEETING -- APRIL 15, 2004

March 10, 2004

Dear Shareholders:

You are invited to attend our 2004 Annual Meeting on Thursday, April 15, 2004, at 10:00 a.m. at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware.

The enclosed Notice of Annual Meeting and Proxy Statement provide information about the governance of our Company and describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of our Company's business and an opportunity for you to express your views on subjects related to our operations.

The Annual Meeting gives us an opportunity to review the actions our Company is taking to achieve our mission of maximizing shareholder value. We appreciate your ownership of Wilmington Trust, and I hope you will be able to join us on April 15 for our Company's first Annual Meeting of our second century.

Sincerely,

/s/ Ted T. Cecala

Ted T. Cecala,
Chairman of the Board and Chief Executive Officer

[WILMINGTON TRUST LOGO]
                                                  March 10, 2004

To the Holders of Common Stock of
  Wilmington Trust Corporation

                            NOTICE OF ANNUAL MEETING

The Annual Meeting of Stockholders of Wilmington Trust Corporation will be held on Thursday, April 15, 2004 at 10:00 a.m. local time, at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will be held to consider and act upon the election of directors, the approval of our 2004 Employee Stock Purchase Plan and our 2004 Executive Incentive Plan and other business that may properly come before the meeting.

Holders of record of our common stock at the close of business on March 8, 2004, are entitled to vote at the meeting.

This notice and the accompanying proxy materials are sent to you by order of the Board of Directors.

                                                  /s/ Michael A. DeGregorio
                                                  Michael A. DiGregorio,
                                                  Secretary

2004 ANNUAL SHAREHOLDERS' MEETING

PROXY STATEMENT

General Information.........................................          1

Board of Directors..........................................          3
     Governance of the Company..............................          3
       Summary of Corporate Governance Principles...........          3
       Committees of the Board..............................          6
       Committee Membership.................................          7
     Audit Matters..........................................          8
     Directors' Compensation................................          9

Proposals You May Vote On...................................         10
     Proposal One -- Election of Directors..................         10
       Nominee Biographies..................................         10
       Executive Officers Who are Not Directors.............         12
       Ownership of Wilmington Trust Stock..................         13
       Wilmington Trust Stock Held in a Fiduciary
        Capacity............................................         14
       Board Compensation Committee Report on Executive
        Compensation........................................         14
       Compensation Committee Interlocks and Insider
        Participation.......................................         16
       Summary Compensation Table...........................         17
       Option Grant Table...................................         18
       Option Exercises and Year-End Value Table............         18
       Long-Term Incentive Plans -- Awards in Last Fiscal
        Year................................................         19
       Change in Control Agreements.........................         19
       Retirement Benefits..................................         20
       Stock Performance Graph..............................         22
       Section 16(a) Beneficial Ownership Reporting
        Compliance..........................................         22
       Transactions with Management.........................         22
       Availability of Form 10-K............................         23

Proposal Two -- Approval of the 2004 Employee Stock Purchase
  Plan......................................................         24

Proposal Three -- Approval of the 2004 Executive Incentive
  Plan......................................................         26

Audit Committee Charter and Independent Auditor Services
  Policy....................................................  Exhibit A
2004 Employee Stock Purchase Plan...........................  Exhibit B
2004 Executive Incentive Plan...............................  Exhibit C

                              GENERAL INFORMATION

The enclosed proxy material is being sent at the request of our Board of Directors to encourage you to vote your shares at our Annual Shareholders' Meeting (the "Annual Meeting") to be held on April 15, 2004. This proxy statement contains information on matters that will be presented at the Annual Meeting and is provided to assist you in voting your shares.

Our Annual Report to Shareholders for 2003, containing management's discussion and analysis of financial condition and results of operations of our Company, its audited financial statements, and this Proxy Statement are distributed together beginning on or about March 17, 2004.

WHO MAY VOTE

All holders of our common stock as of the close of business on March 8, 2004 (the "Record Date") are entitled to vote at the Annual Meeting. Each share of stock is entitled to one vote. As of the record date, 66,214,996 shares of our common stock were outstanding. A plurality of the shares voted in person or by proxy is required to elect directors. A majority of the shares voted in person or by proxy is required to approve each of the other proposals described in this proxy statement. Abstentions and broker non-votes are not counted in the vote.

HOW TO VOTE

Even if you plan to attend the meeting, we encourage you to vote by proxy. You may vote by proxy by returning the enclosed proxy card (signed and dated) in the envelope provided.

You also may vote by telephone or by using the Internet. Please refer to the instructions on your proxy card.

When you vote by proxy, your shares will be voted according to your instructions. If you sign your proxy card or otherwise give your proxy but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends. You can change or revoke your proxy at any time before the polls close at the Annual Meeting by:

      --   Notifying the Company's Secretary;

      --   Voting in person; or

      --   Returning a later-dated proxy card.

You also can change or revoke your proxy at any time before 12:00 p.m., April 14, 2004 by telephone or by using the Internet. Please refer to the instructions on your proxy card.

If you are a present or former staff member and participate in our Thrift Savings Plan, you will receive a voting instruction card for shares you hold in that plan. The plan trustee will vote according to the instructions on your proxy.

PROXY STATEMENT PROPOSALS

Proposals other than to elect directors may be submitted by the Board of Directors or shareholders to be included in our proxy statement. To be considered for inclusion in the proxy statement for our 2005 Annual Shareholders' Meeting, shareholder proposals must be received in writing by the Company's Secretary no later than November 10, 2004. Those proposals must include a brief description of the business to be brought before the meeting, the shareholder's name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election as directors at the annual meeting. That committee will consider nominations submitted by shareholders of record for our 2005 Annual Shareholders' Meeting and received by the Company's Secretary by January 21, 2005. Nominations must include the information required under "Proxy Statement Proposals" above as well as the nominee's name and address, a representation that the shareholder is a recordholder of the Company's stock or holds the Company's stock through a broker and intends to appear in person or by proxy at the 2005

Annual Meeting to nominate a person, information regarding the nominee that would be required to be included in the Company's proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

PROXIES

Your completed proxy card instructs David R. Gibson, the Company's Executive Vice President and Chief Financial Officer, and Michael A. DiGregorio, the Company's Senior Vice President, Secretary, and General Counsel, to vote as instructed the shares of our stock for which they receive proxies. In addition, your signed proxy card gives them direction to vote on any other matter properly brought before the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay its costs relating to the solicitation of proxies. We have retained Morrow and Co., Inc. to assist in soliciting proxies at an estimated cost of $5,000 plus reasonable expenses. Proxies may be solicited by officers, directors, and employees of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of our stock.

SECRECY IN VOTING

As a matter of policy, we hold confidential proxies, ballots, and voting tabulations that identify individual shareholders. These documents are available for examination only by Wells Fargo Bank, N.A., our tabulation agents. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                               Board of Directors
                           Governance of the Company

                   SUMMARY OF CORPORATE GOVERNANCE PRINCIPLES

This summary of the Company's corporate governance principles describes certain of our Board's corporate governance practices. These practices assist our Board in carrying out its responsibilities effectively. The Board reviews these Guidelines periodically and may modify them as appropriate.

The Board

          Responsibility

The Board has responsibility for broad corporate policy and overall performance of the Company through oversight of management to enhance the Company's long-term value for our shareholders.

          Role

In addition to the general oversight of management and the Company's business performance, the Board provides input and perspective in evaluating alternative strategic initiatives; reviews and, where appropriate, approves fundamental financial and business strategies and major corporate actions; ensures processes are in place to maintain the integrity of the executive management team; evaluates our executive management team; and assists in succession planning for key executive positions.

          Duties

Our directors are expected to expend sufficient time, energy, and attention to assure diligent performance of their responsibilities. Directors will attend meetings of the Board and its committees on which they serve, review materials distributed in advance of the meetings, and make themselves available for periodic updates and briefings with management.

          Leadership

The positions of Chairman of the Board and Chief Executive Officer are held by Mr. Cecala.

          Independence

The Nominating and Corporate Governance Committee as well as the Board at least annually review relationships that directors have with the Company to determine whether there are any material relationships that would preclude a director from being independent. A candidate is not independent if:

      -- The candidate or any member of his or her immediate family is a current or past executive officer of the Company;

      -- The candidate or any member of his or her immediate family has been employed by the present or former internal or independent auditor of the Company within the last three years;

      -- The candidate has served as a consultant to the Company within the last three years;

      -- Any of the Company's executive officers has served on the Compensation Committee of the company by which the candidate is employed within the last three years;

      -- Loans to the candidate and his or her affiliates exceed fifty percent (50%) of the loan-to-one borrower limit of Wilmington Trust Company, the Company's principal banking subsidiary ("WTC");

      -- The candidate or any member of his or her immediate family received more than $100,000 in direct compensation from the Company within any of the last three years;

      -- The Company's total payments to or from a firm that employs the candidate or for which his or her immediate family member is an executive officer exceeded the greater of $1 million or 2% of the firm's gross revenues within any of the last three years; or

      -- The Company's contributions and sponsorships to a charitable organization that employs the consulting, advisory and other candidate exceeded $200,000 within any of the last three years.

Under these standards, Ms. Burger and Messrs. Collins, Crompton, du Pont, Elliott, Mears, Miller, Mobley, Roselle, Sharp, Sweeney, and Tunnell are independent.

In addition, no member of the Audit Committee or his or her immediate family may have received any consulting, advisory, or other compensatory fee, other than directors' fees, from the Company in its most recent fiscal year.

          Qualifications

Directors are selected for their integrity and character, sound, independent judgment, breadth of experience, insight and knowledge, and business acumen. Leadership skills, business experience, and diversity are among the relevant criteria, which may vary over time depending on the Board's needs. The Nominating and Corporate Governance Committee considers candidates with these qualifications for recommendation to the full Board for approval.

The Board does not limit the number of other public company boards on which a director may serve.

In general, no director may stand for reelection to the Board after reaching age
69. The Board may in unusual circumstances ask a director to stand for reelection after the prescribed retirement date. An employee director who has served as the Chief Executive Officer retires from the Board when retiring from employment with the Company.

          Orientation and Continuing Education

New directors are provided an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values and ethics, compliance programs, corporate governance practices, and other key policies and practices, through a review of background materials and meetings with senior executives. On a periodic basis, the Board is provided with continuing education relevant to its duties and responsibilities.

          Compensation

The Board believes that compensation for outside directors should be competitive. Our common stock is a key component, with payment of a portion of director compensation in the form of our stock and/or phantom stock units. Directors also receive stock options from the Company from time to time. The Compensation Committee reviews the level and form of director compensation periodically and, if appropriate, proposes changes for the Board's consideration.

          Attendance at Annual Shareholders' Meeting

All of our directors attended last year's annual shareholders' meeting.

          Annual Self-Evaluation

The Board and each of the Audit, Compensation, and Nominating and Corporate Governance Committees makes an annual self-evaluation of its performance, with a particular focus on overall effectiveness.

          Access to Management and Advisors

Directors have access to the Company's management, and are encouraged to visit the Company's facilities. The Board and its committees may retain outside legal, financial, or other advisors.

          Interaction with the Investment Community, Media, and Others

The Board believes that management generally should speak for the Company and recommends that directors refer inquiries to the Company.

Board Meetings

          Selection of Agenda Items

The Chairman of the Board prepares the initial draft of the agenda for Board meetings. This is provided to the directors prior to the Board meeting, and they are encouraged to suggest items for inclusion on the agenda and may raise subjects not specifically on the agenda.

          Attendance of Senior Executives

The Board welcomes regular attendance of the Company's senior executives at Board meetings to participate in discussions. Presentation of matters to be considered by the Board are generally made by the responsible executives and their staff.

          Executive Sessions

Board meetings regularly include an executive session of all non-management directors. The chair of the Nominating and Corporate Governance Committee leads these executive sessions. Interested parties may communicate directly with the chair of the Nominating and Corporate Governance Committee as well as the Company's other independent directors at www.ethicspoint.com. All such communications are provided to the Company's senior management and Audit Committee; those addressed to individual directors or the Board generally will be provided directly to those directors.

Leadership Assessment

          Succession Planning

The Board has responsibility for selecting the Chief Executive Officer and assisting in planning for succession of members of the Company's executive management team. To assist the Board, the Chief Executive Officer periodically provides the Board with an assessment of certain of the Company's senior executives and their potential to succeed to the position of Chief Executive Officer. The Chief Executive Officer also provides the Board with an assessment of potential successors to other key positions within the Company.

          Evaluation and Compensation of the Chief Executive Officer

Through an annual process, outside directors evaluate the Chief Executive Officer's performance and the Compensation Committee sets his compensation.

          Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all of its directors and staff members, including its executive officers. This Code is posted on our Website at www.wilmingtontrust.com under "About Us." The Company will post changes to and waivers of any provisions of the Code of Conduct and Ethics applicable to these directors and executive officers on its Website promptly.

The full text of our corporate governance principles is posted on our Website at www.wilmingtontrust.com under "About Us."

                            COMMITTEES OF THE BOARD

AUDIT COMMITTEE                  Responsibilities include:

                                  --   Monitoring the quality and integrity of
                                       the Company's accounting policies,
                                       financial statements, disclosure
                                       practices, and compliance with legal and regulatory requirements
                                  --   Overseeing the independence and
                                       performance of the Company's internal and independent auditors
                                  --   Reviewing reports of governmental
                                       agencies

                                 All members of the Audit Committee are
                                 independent directors. See the Audit Committee Report on page 8.

COMPENSATION COMMITTEE           Responsibilities include:

                                  --   Providing counsel and making
                                       recommendations to the Chairman of the
                                       Board and the full Board of Directors
                                       with respect to the performance of the
                                       Chairman of the Board and Chief Executive
                                       Officer
                                  --   Advising on compensation, including
                                       salaries and employee benefits
                                  --   Administering the Company's Executive
                                       Incentive Plan, stock purchase and stock option plans, and the Directors' Deferred Fee Plan

                                 All members of the Compensation Committee are independent directors. See the Board Compensation Committee Report on Executive Compensation on pages 14 to 16.

NOMINATING AND CORPORATE         Responsibilities include:
GOVERNANCE
COMMITTEE                         --   Recommending candidates for membership on
                                       the Board of Directors and its committees
                                  --   Overseeing matters of corporate
                                       governance
                                  --   Overseeing succession planning for the
                                       Company's executive management
                                  --   Addressing significant shareholder
                                       relations issues

                                 All members of the Nominating and Corporate
                                 Governance Committee are independent directors.

                                 Each of these committees' charters is posted on our Website at www.wilmingtontrust.com under "About Us."

EXECUTIVE COMMITTEE              Responsibilities include most of the Board's
                                 other responsibilities between Board meetings.

                              COMMITTEE MEMBERSHIP

The following chart provides information about Board committee membership and the number of meetings that each committee held in 2003.

                                                             NOMINATING AND
                                                               CORPORATE
         NAME            EXECUTIVE   AUDIT    COMPENSATION     GOVERNANCE
         ----            ---------   -----    ------------   --------------
Carolyn S. Burger                       X*           X
Ted T. Cecala                 X*
Richard R. Collins                      X
Charles S. Crompton Jr.       X                      X
Edward B. du Pont             X         X
R. Keith Elliott              X         X            X
Robert V. A. Harra Jr.        X
Rex L. Mears                  X         X            X**
Hugh E. Miller                          X**                          X*
Stacey J. Mobley                                     X*
David P. Roselle              X**                                    X
H. Rodney Sharp III                                  X               X
Thomas P. Sweeney                                                    X
Robert W. Tunnell Jr.         X                                      X**
Number of meetings in         1         4            1               2
  2003

*  Chairperson
** Committee member through April 2003, when the Board's committees were reappointed.

Directors fulfill their responsibilities not only by attending Board and committee meetings, but also by communicating with the Chairman of the Board and Chief Executive Officer and other members of management relative to matters of mutual interest and concern to the Company. In 2003, eight meetings of the Board of Directors were held. Mr. du Pont attended less than 75% of the meetings of the Board and the committees on which he served in 2003.

                                 AUDIT MATTERS

Audit Committee Report

The Audit Committee provides the following report with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003:

 -- The Audit Committee has reviewed and discussed with management the Company's fiscal 2003 audited financial statements;

 -- The Audit Committee has discussed with the Company's independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 and Staff Accounting Bulletin No. 99;

 -- The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board No. 1, relating to the auditors' independence from the Company and its related entities, and has discussed with the auditors their independence from the Company; and

 -- Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Submitted by the Audit Committee of the Company's Board of Directors:

          Carolyn S. Burger, Chair
          Richard R. Collins
          Edward B. du Pont
          R. Keith Elliott
          Rex L. Mears

All of the Committee's members are independent of the Company and are financially literate, and at least one member of the Committee has financial management expertise. In addition, the Company's Board of Directors has determined that each of Ms. Burger and Mr. Elliott qualify as audit committee financial experts for purposes of the Securities and Exchange Commission's rules. However, as those rules provide, neither of those individuals is thereby deemed to be an "expert" for any purpose under the securities laws or has any duty, obligation, or liability greater than the duties, obligations, and liabilities he or she would have as a member of the Audit Committee and the Board of Directors in the absence of that designation. In addition, the designation of those individuals as audit committee financial experts does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with that Committee's charter, the Company's management has primary responsibility for this process and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. The responsibility for the completeness and accuracy of the Company's financial statements rests with its management. In addition, our independent auditors and not the Audit Committee are responsible for auditing those financial statements. None of the Committee's members is a certified public accountant, and each member of the Committee is entitled to rely on the integrity of persons and organizations within and outside the Company from which he or she receives information and the accuracy of the financial and other information provided to the Committee.

The Audit Committee or the Chair of the Audit Committee pre-approves audit, review, and attest engagements and permissible non-audit services the Company's independent auditor provides, or those services are performed in accordance with pre-approval policies and procedures the Audit Committee has established. The Company's policy with respect to the approval and pre-approval of services the independent auditor provides are reflected in the Independent Auditor Services Policy the Audit Committee has adopted and which is attached to this proxy statement as part of Exhibit A.

Audit, Audit-Related, Tax, and All Other Fees

The following table represents fees for professional services rendered by KPMG for the audit of the Company's annual consolidated financial statements for 2003 and fees billed for other services rendered by KPMG for 2003 and 2002:

                               2003         2002
                             --------     --------
Audit fees                   $646,546     $555,343
Audit-related fees(1)        $381,962     $394,900
Tax fees(2)                  $ 46,332     $ 75,353
All other fees               $     --     $     --
                             --------     --------

(1) Audit-related fees for 2003 consisted principally of audits of financial statements of employee benefit plans, common trust funds, and the Company's broker-dealer and other subsidiaries, audits of the Company's affiliates, attestations and agreed-upon procedures, issuances of consents, and due diligence in connection with the Company's potential acquisitions.

(2) Tax fees for 2003 consisted of tax consulting and advice in connection with potential acquisitions and advice related to international and state tax issues.

The Audit Committee has considered whether the provision of the foregoing audit, audit-related, and tax services is compatible with maintaining KPMG's independence, and believes that it is.

Independence and Audit Committee Charter

Each member of the Audit Committee is "independent" under the definition of independence contained in the New York Stock Exchange's current listing standards. The Board of Directors has adopted a written Audit Committee Charter, which is attached hereto as Exhibit A.

Representatives of KPMG are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                            DIRECTORS' COMPENSATION

The Company pays its outside directors an annual retainer of $15,000 and a $2,000 fee for each Board meeting they attend. It also pays them a $1,200 fee for each committee meeting they attend. The Chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee receive an additional $2,500 annually; the Chairperson of the Audit Committee receives an additional $5,000 annually. A total of eight Board meetings and seven committee meetings were held in 2003.

Each director may elect to receive the first and/or second half of the annual retainer in the Company's common stock. Under the Company's Directors' Deferred Fee Plan, directors can elect each year to defer receipt of the cash portion of their directors' fees until they are no longer a director.

If a director elects to defer receipt of his or her directors' fees, he or she may elect to earn a yield on the deferred portion based on (1) yields WTC pays on certain of its deposit products and/or (2) changes in the price of the Company's common stock, together with dividends on that stock.

Under the 2002 Long-Term Incentive Plan, which was approved by shareholders, directors also are entitled to receive stock options. Nineteen thousand five hundred nonstatutory stock options have been granted to each outside director. Options in respect of 1,657,650 shares remain available for grant under that plan.

Directors who are also officers of the Company do not receive any fees or other compensation for service on any committee.

                           PROPOSALS YOU MAY VOTE ON

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

There are four nominees in the Company's Class of 2007 for election as directors this year. Detailed information on each is provided below. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

                              NOMINEE BIOGRAPHIES

                                 CLASS OF 2007
                            VOTING IS FOR THIS CLASS

Charles S. Crompton Jr., Age 67
Director since 1982

Mr. Crompton is of counsel in the law firm of Potter, Anderson & Corroon since January 2000. He previously served as a partner in that firm from 1966 to 1999.

R. Keith Elliott, Age 61
Director since 1997

Mr. Elliott is retired Chairman and Chief Executive Officer of Hercules Incorporated. From 1991 through April 2000, he served the company as Chairman and Chief Executive Officer, President and Chief Executive Officer, President and Chief Operating Officer, and Executive Vice President and Chief Financial Officer. He is a director of Computer Task Group, Checkpoint Systems, Inc., Windsor Tech, Inc., and The Institute for Defense Analyses.

Stacey J. Mobley, Age 57
Director since 1991

Mr. Mobley became Senior Vice President, General Counsel, and Chief Administrative Officer of E.I. du Pont de Nemours and Company in 2000. He previously served as Senior Vice President, External Affairs, of that company from 1992 to 1999.

H. Rodney Sharp III, Age 68
Director since 1998

Mr. Sharp served in several management positions at E.I. du Pont de Nemours and Company from 1961 to 1991, and retired from that company in 1991. He is a director of that company.

Edward B. du Pont will not stand for re-election in accordance with the Company's bylaws, which provide in general that no director who has attained the age of 69 can stand for re-election.

The following individuals currently serve as directors in the two other classes. Their terms will end at the annual shareholders' meeting in 2005 and 2006, respectively.

                    CLASS OF 2005 -- ONE YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 2002 ANNUAL SHAREHOLDERS' MEETING

Carolyn S. Burger, Age 63
Director since 1991

Ms. Burger was a principal in CB Associates, Inc., a consulting firm specializing in legislation, technology deployment for senior executives, and executive coaching, from 1996 through 2002. She served as President and Chief Executive Officer of Bell Atlantic -- Delaware, Inc. from 1991 to 1996. Ms. Burger also is a director of PJM Interconnection, L.L.C.

Robert V. A. Harra Jr., Age 54
Director since 1996

Mr. Harra has served as a director, President, and Chief Operating Officer of the Company since 1996.

Rex L. Mears, Age 62
Director since 1992

Mr. Mears has served as President of Ray S. Mears and Sons, Inc., a farming corporation, since 1967.

Robert W. Tunnell Jr., Age 49
Director since 1992

Mr. Tunnell became managing partner of Tunnell Companies, an owner and developer of real estate, in 1981.

                    CLASS OF 2006 -- TWO YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 2003 ANNUAL SHAREHOLDERS' MEETING

Ted T. Cecala, Age 54
Director since 1996

Mr. Cecala became a director, Chairman of the Board, and Chief Executive Officer of the Company and WTC in 1996. Mr. Cecala also serves as a member of the Board of Managers of each of Cramer Rosenthal McGlynn, LLC, Roxbury Capital Management, LLC, and Balentine Delaware Holding Company, LLC.

Richard R. Collins, Age 67
Director since 1989

Mr. Collins became Chairman of Collins, Inc., a consulting firm for various insurance industry associations and financial and non-financial companies focusing on international expansion, in 1993. He previously served as Chief Executive Officer and Chief Operating Officer of American Life Insurance Company from 1981 to 1992.

Hugh E. Miller, Age 68
Director since 1982

Mr. Miller retired as Vice Chairman of ICI Americas in 1990. He served with its parent, Imperial Chemical Industries PLC, for 20 years until 1990, including in management positions in Europe and the United States. Mr. Miller also serves as a director of MGI Pharma, Inc.

David P. Roselle, Age 64
Director since 1991

Mr. Roselle has served as President of the University of Delaware since 1990.

Thomas P. Sweeney, Age 67
Director since 1983

Mr. Sweeney has served as a member of the law firm of Richards, Layton & Finger, P.A. since 1967.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following contains information about the Company's executive officers who are not directors.

Howard K. Cohen, Age 55
Executive officer since 1992

Mr. Cohen became an Executive Vice President of the Company and of WTC in 2002. He previously served as a Senior Vice President of the Company since 2001 and as a Senior Vice President of WTC in its Corporate Client Services Department since 1992.

Michael A. DiGregorio, Age 57
Executive officer since 2003

Mr. DiGregorio became a Senior Vice President, Secretary, and General Counsel of the Company and of WTC in 2003. He previously served as Vice President and Secretary of the Company from 2001 to 2003 and as Vice President of WTC from 1991 to 2003.

David R. Gibson, Age 46
Executive officer since 1992

Mr. Gibson became an Executive Vice President and Chief Financial Officer of the Company and of WTC in 2002. He previously served as Senior Vice President and Chief Financial Officer of the Company since 1997 and of WTC since 1996.

Gerald F. Sopp, Age 47
Executive officer since 2003

Mr. Sopp became Vice President and Controller of the Company in 2000. Previously, he served as Vice President and Controller of the Clarks Companies, NA from 1993 to 2000.

Rodney P. Wood, Age 43
Executive officer since 1999

Mr. Wood became an Executive Vice President of the Company and WTC in 2002. He previously served as a Senior Vice President of the Company since 2001 and as a Senior Vice President of WTC in its Wealth Advisory Services Department since 1999. Prior to joining the Company, he served as First Vice President of Comerica Incorporated in its private banking department from 1992 to 1999.

                      OWNERSHIP OF WILMINGTON TRUST STOCK

The following table includes shares in the Company beneficially owned by each director and nominee, each executive officer named in the Summary Compensation Table on page 17, and by all directors and executive officers as a group as of December 31, 2003.

Under rules of the Securities and Exchange Commission, "beneficial ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

                                                                                             Phantom
Name of                                                                         Percent of    Stock
Beneficial Owner       Amount and Nature of Beneficial Ownership      Total       Class      Units(5)
----------------       ------------------------------------------   ---------   ----------   --------
                         (Number     Voting and/or
                       of Shares)      Investment      Right to
                        Direct(1)       Power(2)      Acquire(4)
                       -----------   --------------   -----------
C. S. Burger               5,045               0           8,000       13,045                      0
T. T. Cecala             294,114               0         467,380      761,494     1.15%            0
H. K. Cohen               20,646             325          99,090      120,061                      0
R. R. Collins              6,965           5,286           8,000       20,251                      0
C. S. Crompton Jr.         7,029           9,000           8,000       24,029                  5,348
E. B. du Pont             19,864       2,181,680(3)        8,000    2,209,544     3.34%            0
R. K. Elliott              4,984               0           8,000       12,984                  1,992
D. R. Gibson              46,041              88         113,070      159,199                      0
R.V.A. Harra Jr.         289,465           1,392         281,648      572,505                      0
R. L. Mears                    0          10,345           8,000       18,345                      0
H. E. Miller               3,289          11,600           8,000       22,889                  8,190
S. J. Mobley               4,486               0           8,000       12,486                  4,378
D. P. Roselle              7,885               0           8,000       15,885                      0
H. R. Sharp III            5,605       2,111,680(3)        8,000    2,125,285     3.21%            0
T. P. Sweeney              5,801          13,668           8,000       27,469                  7,089
R. W. Tunnell Jr.         72,416         302,285           8,000      382,701                      0
R. P. Wood                 3,598           2,343         110,934      116,875                      0
Directors, Nominees,
and Executive
Officers as a Group
(19 persons)             802,733       2,538,012       1,199,582    4,540,327     6.88%       26,997
                         =======       =========       =========    =========      ====       ======

(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(3) Since they may be deemed in their capacity as trustees of a non-profit entity to share voting and/or investment power directly or indirectly, Messrs. duPont and Sharp are listed as beneficial owners of the same 2,111,680 shares. However, these shares are reported only once in the total for directors and executive officers as a group. Mr. duPont is also deemed to own an additional 70,000 shares indirectly.

(4) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 2003.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of our common stock, together with dividends on that stock. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

              WILMINGTON TRUST STOCK HELD IN A FIDUCIARY CAPACITY

On December 31, 2003, certain of the Company's banking subsidiaries held shares of its common stock in a fiduciary capacity as follows:

                      Name and Address of               Amount and Nature of       Percent of
Title of Class          Beneficial Owner                Beneficial Ownership         Class
--------------          ----------------                --------------------       ----------
Common           Wilmington Trust Company          2,459,618 sole voting power       5.9%
                 Rodney Square North               1,377,010 shared voting power
                 1100 North Market Street          1,308,340 sole voting power
                 Wilmington, DE 19890              1,429,776 shared dispositive
                                                   power
Common           Wilmington Trust of               19,964 sole voting power          0.0%
                 Pennsylvania                      4,468 shared voting power
                 795 East Lancaster Avenue         19,964 sole dispositive power
                 Suite 6                           4,468 shared dispositive power
                 Villanova, PA 19085
Common           Wilmington Trust FSB              35,716 sole voting power          0.1%
                 One South Street                  46,442 shared voting power
                 Suite 2160                        15,570 sole dispositive power
                 Baltimore, MD 21201               41,574 shared dispositive
                                                   power

Although none of the fiduciary areas has yet considered the proposals in this proxy statement, as a matter of policy the fiduciary areas tend to support management of the companies in which they have invested.

                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

General

We award compensation to executive officers to assure that we can continue to be able to attract, motivate, and retain executives of outstanding abilities. To achieve this, we provide compensation for executive officers at levels broadly comparable to those earned by executive officers at institutions with comparable characteristics and financial performance. In compensating our executive officers, we take into account the performance of those institutions compared to ours. We compare the Company's growth in net income to the corresponding performance of those institutions and the performance of the executive's area of responsibility against business plan objectives we have established for that area.

Our executive compensation program also rewards our executive officers for their long-term strategic management to enhance shareholder value. We do this by providing executive officers with ownership interests in the Company through stock options. Since the ultimate value of the stock made available through options depends on the Company's success, stock options provide executive officers with continuing incentives long after the award is granted.

The key elements of our compensation program for executive officers are base salary, the Executive Incentive Plan (including restricted stock that may be awarded under that plan), and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Cecala, are discussed below. The Compensation Committee takes into account the full compensation package the Company provides each individual, including pension, insurance, and other benefits, in addition to the programs described below. In reviewing the performance of the Company's executive officers other than Mr. Cecala, the Compensation Committee takes his views into account.

Base Salaries

We determine base salaries for each executive officer by evaluating his or her responsibilities and performance and experience in rendering that performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers at comparable institutions.

The Company typically adjusts executive officers' salaries annually to take into account its and the individual's performance, as well as any changes in the executive officer's responsibilities during the year. We also consider the financial results of the business department over which the executive officer has responsibility and his or her leadership and contribution to the Company's financial goals.

Executive Incentive Plan

We adopted and the Company's shareholders approved our Executive Incentive Plan (the "Incentive Plan") in 1999 to provide the opportunity for key executives to earn cash and stock awards that recognize and reward the achievement of corporate performance goals. The Chief Executive Officer, the President, and other executives the Compensation Committee designates from time to time participate in the Incentive Plan. For 2003, ten executives participated in the Plan. That plan is being submitted to our shareholders again for approval as described at pages 26 and 27 of this proxy statement.

The Compensation Committee can establish one or more quantitative or qualitative performance goals or other criteria as the basis for awarding executives bonuses under that plan. Under the Incentive Plan, the Company is able to deduct compensation paid to executive officers a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code ("Section 162(m) Participants"). For Section 162(m) Participants whose bonuses we want to be able to deduct, the performance goals are based on any combination the Compensation Committee selects of earnings per share, revenue, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies.

In evaluating business line performance for purposes of making awards under the Incentive Plan, the Compensation Committee considers, among other factors, the percentage growth in net income for the Company's banking and fee-based businesses compared to peer institutions of the Company and the Company's performance against various components of the Company's business plan. The percentage growth in net income of the Company's banking business ranked fifth among the performance of a company-constructed 14 member banking-oriented peer group that includes Associated Bank-Corp, BOK Financial Corporation, City National Corporation, Commerce Bancorp, Inc., Commerce Bancshares, Inc., Compass Bancshares, Inc., FirstMerit Corporation, Fulton Financial Corporation, Hibernia Corporation, Mercantile Bankshares Corporation, Provident Financial Group, Inc., Valley National Bancorp, and Zions Bancorporation. The percentage growth in net income of the Company's fee-based businesses ranked seventh among the performance of a company-constructed eight member peer group of fee-oriented banks that includes The Bank of New York Company, Inc., Boston Private Financial Holdings, Inc., Bryn Mawr Bank Corporation, Investors Financial Services Corp., Mellon Financial Corporation, Northern Trust Corporation, and the PNC Financial Services Group, Inc. (all institutions in the banking-oriented peer group and the fee-oriented peer group are hereinafter collectively referred to as the "Peer Group"). For 2003, payments under this plan to the ten officers who participated in the plan aggregated $2,215,103, compared to $2,089,870 for the ten executives who participated in the plan in 2002.

Under the Company's 2002 Long-Term Incentive Plan, which shareholders have approved, cash-based and stock-based awards may be made. Those stock options have an exercise price equal to the last sale price of our stock on the date of grant, typically vest in between one to three years and have terms of up to ten years. In granting stock options, we do not consider the number of options an executive officer received previously, but we do consider changes in the executive officer's duties and responsibilities during the year.

We do not employ any formula in awarding options.

All stock options are granted with exercise prices equal to the fair market value of the Company's stock on the date they are granted. Accordingly, any value that accrues to our executive officers from these options is based entirely on our stock performance, and bears a direct relationship to value our shareholders realize.

Compensation of the Chief Executive Officer

In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of the Company's executive management, including especially:

 -- The Company's performance against its business plan and the Peer Group in the percentage growth in net income;

 -- The base salaries, annual bonuses, and stock option awards paid to top executives at banks of comparable size; and

 -- The development under the Company's strategic planning process to expand significantly and profitably the geographic outreach of its fee-based businesses.

      Submitted by the Compensation Committee of the Company's Board of
      Directors:

            Stacey J. Mobley, Chair
            Carolyn S. Burger
            Charles S. Crompton Jr.
            R. Keith Elliott
            H. Rodney Sharp III

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder (collectively, "Section 162(m)") prohibits companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is "performance-based." Compensation attributable to the Company's stock options is performance-based, and the Executive Incentive Plan is designed so that compensation attributable to awards under those plans can qualify as "performance-based."

The Compensation Committee believes it is unlikely that the Company paid any amounts in respect of 2003 that will result in our loss of a federal income tax deduction under Section 162(m).

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee's members are Stacey J. Mobley (Chair), Carolyn S. Burger, Charles S. Crompton Jr., R. Keith Elliott, and H. Rodney Sharp III. No member of the Compensation Committee is a current or past officer or employee of the Company. No executive officer of the Company serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

Ms. Burger and Messrs. Crompton, Elliott, and Sharp are indebted to WTC on the same terms and conditions as those for comparable transactions with others.

                           SUMMARY COMPENSATION TABLE

The following table shows information about compensation the Company awarded over the last three years to its chief executive officer and its four other most highly compensated executive officers (the "Named Executive Officers").

                                                                            Long-Term
                    Annual Compensation                                Compensation Awards
----------------------------------------------------------------------------------------------------
                             (b)    (c)          (d)          (e)            (f)          (g)
(a)                                                           Other Annual   Restricted   Securities
         Name and                     Salary      Bonus(1)    Compensation     Stock      Underlying
    Principal Position       Year      ($)          ($)          ($)(2)      Awards(3)    Options(4)
    ------------------       ----     ------      --------    ------------   ----------   ----------
Ted T. Cecala                2003   $  567,769   $  480,036     $ 8,280        3,727        90,000
Chairman of the Board        2002   $  550,000   $  625,240     $ 7,780            0        90,000
and Chief Executive Officer  2001   $  546,308   $  692,229     $ 7,380            0        80,000

Robert V.A. Harra Jr.        2003   $  410,000   $  314,162     $ 6,307        2,439        40,000
President and Chief          2002   $  410,000   $  396,388     $ 5,985            0        40,000
Operating Officer            2001   $  408,154   $  440,793     $ 5,486            0        40,000

Rodney P. Wood               2003   $  317,308   $  320,182     $ 7,410        2,486        30,000
Executive Vice President     2002   $  283,115   $  252,574     $ 7,456            0        26,000
                             2001   $  270,385   $  245,246     $ 6,952            0        25,000

Howard K. Cohen              2003   $  228,077   $  134,276     $ 7,140        1,042        20,000
Executive Vice President     2002   $  214,231   $  168,009     $ 6,971            0        10,000
                             2001   $  186,538   $  148,168     $ 6,379            0        10,000

David R. Gibson              2003   $  214,365   $  118,221     $ 7,303          918        20,000
Executive Vice and           2002   $  206,058   $  177,011     $ 6,911            0        15,000
Chief Financial Officer      2001   $  198,704   $  157,111     $ 6,462            0         7,500

Total Salary, Bonus, and     2003   $1,737,519   $1,366,877     $36,440
Other Compensation For       2002   $1,663,404   $1,694,491     $35,103
Named Executive Officers(5)  2001   $1,610,089   $1,683,547     $32,659

(1) Includes awards made under the Company's Executive Incentive Plan (described on page 15 above) and, for 2002 and 2001, its Profit-Sharing Bonus Plan (the "Profit-Sharing Bonus Plan") in respect of services performed during the year. The Profit-Sharing Bonus Plan was terminated in 2003.

(2) Represents: (a) the Company's contributions to its 401K Thrift Savings Plan for Mr. Cecala of $6,000 in 2003, $5,500 in 2002, and $5,100 in 2001; Mr. Harra
of $4,027 in 2003, $3,705 in 2002, and $3,206 in 2001; Mr. Wood of $6,000 in
2003, $5,500 in 2002, and $5,100 in 2001; Mr. Cohen of $6,000 in 2003, $5,500 in
2002, and $5,100 in 2001; and Mr. Gibson of $6,000 in 2003, $5,500 in 2002, and
$5,100 in 2001; and (b) premiums the Company paid for term life insurance for Mr. Cecala of $2,280 in each of 2003, 2002, and 2001; Mr. Harra of $2,280 in each of 2003, 2002, and 2001; Mr. Wood of $1,410 in 2003, $1,956 in 2002, and
$1,853 in 2001; Mr. Cohen of $1,140 in 2003, $1,471 in 2002, and $1,279 in 2001;
and Mr. Gibson of $1,303 in 2003, $1,411 in 2002, and $1,362 in 2001.

(3) These restricted shares were issued in lieu of 20% of the cash bonus otherwise payable to the Named Executive Officers for 2003. Since it is in the form of restricted shares, this portion of each executive's bonus is subject to forfeiture prior to vesting.

(4) The number of options granted reflects the 100% stock dividend the Company paid on June 17, 2002.

(5) The numbers in this line for 2002 and 2001 include salary, bonus, and other compensation paid to Robert A. Matarese and Robert J. Christian, who were executive officers in those years, but do not include those for Mr. Cohen or Mr. Gibson.

                               OPTION GRANT TABLE

The following table presents additional information about the option awards in the Summary Compensation Table for 2003.(1)

                                     Option Grants in Last Fiscal Year
                                                                     Potential Realizable Value at Assumed
                                                                          Annual Rates of Stock Price
                                                                                 Appreciation
                            Individual Grants                                 for Option Term(2)
                       ----------------------------                 ---------------------------------------
(a)                    (b)          (c)               (d)           (e)           (f)           (g)
                       Number of      Percent of
                       Securities    Total Options
                       Underlying   Granted To All    Exercise or
                        Options      Employees in     Base Price    Expiration
        Name            Granted       Fiscal Year      ($/Share)       Date          5%($)        10%($)
        ----           ----------   --------------    -----------   ----------       -----        ------
Ted T. Cecala            90,000           6.0%          $27.91       2/19/2013    $1,579,720    $4,003,323
Robert V.A. Harra Jr.    40,000           2.7%          $27.91       2/19/2013       702,098     1,779,255
Rodney P. Wood           30,000           2.0%          $27.91       2/19/2013       526,573     1,334,441
Howard K. Cohen          20,000           1.3%          $27.91       2/19/2013       351,049       889,627
David R. Gibson          20,000           1.3%          $27.91       2/19/2013       351,049       889,627

(1) These options vest three years after grant, expire ten years after grant, and may be terminated earlier (a) at the termination of the officer's employment if his or her employment ceases for any reason other than retirement, death, or disability or (b) upon the earlier of (1) the end of the option's term or (2) three years after the officer's death, retirement, or disability.

(2)      These values are computed on a pre-tax basis.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

The table below presents information about (1) options exercised during 2003 by the Named Executive Officers and (2) the amount and value of unexercised options as of December 31, 2003.

                      Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Value

(a)                    (b)           (c)              (d)                         (e)
                         Shares                           Shares Underlying         Value of Unexercised
                        Acquired                       Unexercised Options at      In-the-Money Options at
                       on Exercise       Value           Fiscal Year-End(#)         Fiscal Year-End($)(2)
        Name             (Number)    Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable
        ----           -----------   --------------   -------------------------   -------------------------
Ted T. Cecala             4,000         $ 83,500           473,380/90,000            $4,723,707/$728,100
Robert V. A. Harra
  Jr.                    10,400         $217,100           255,248/40,000            $3,644,022/$323,600
Rodney P. Wood                0                0           110,934/30,000            $  764,153/$242,700
Howard K. Cohen               0                0            99,090/20,000            $  801,832/$161,800
David R. Gibson          16,748         $102,703           113,070/20,000            $  903,077/$161,800

(1) Value realized reflects the difference between the market value of the Company's stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

(2) These values are computed on a pre-tax basis, and reflect the difference between the last sale price of the Company's stock on December 31, 2003 and the exercise price of each option the Named Executive Officer holds, or the total amount by which the officer's options were "in the money" at that date.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The following table presents additional information about the restricted stock granted to the Named Executive Officers for 2003 reflected in the Summary Compensation Table. This restricted stock was received in lieu of 20% of the cash bonus otherwise payable to the Named Executive Officers for 2003. Since it is in the form of restricted stock, this portion of each executive's bonus is subject to forfeiture prior to vesting.

                                                                           Estimated Future Payouts under
                                                                             Non-Stock Price-Based Plans
            (a)                     (b)                    (c)             -------------------------------
                                 Number of        Performance or Other        (d)        (e)        (f)
                              Shares, Units or   Period Until Maturation   Threshold    Target    Maximum
            Name              Other Rights(#)         or Payout(1)         ($ or #)    ($ or #)   ($ or #)
----------------------------------------------------------------------------------------------------------
Ted T. Cecala                      3,727                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
Robert V.A. Harra Jr.              2,439                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
Rodney P. Wood                     2,486                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
Howard K. Cohen                    1,042                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007
David R. Gibson                      918                2/25/2005             N/A        N/A        N/A
                                                        2/25/2006
                                                        2/25/2007

(1) One-third of these restricted shares vests on each of the first three anniversaries of the grant date, but the right to these shares may be terminated earlier at the termination of the officer's employment if his or her employment ceases for any reason other than death, retirement, or disability.

                          CHANGE IN CONTROL AGREEMENTS

The Company has entered into change in control agreements with 10 of its officers. These provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

In general, the agreements deem a "Change in Control" to have occurred if any of the following happens:

      --  The Company or WTC consolidates or merges with a third party;

      -- The Company or WTC transfers substantially all assets to a third party or completely liquidates or dissolves;

      -- A third party acquires any combination of beneficial ownership of and voting proxies for more that 15% of the Company's or WTC's voting stock or the ability to control the election of the Company's directors or its management or policies;

      -- The persons serving as the Company's directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of the Company's Board; or

      -- A regulatory agency determines that a change in control of the Company has occurred.

     Under these agreements, the officer is entitled to severance pay in a lump sum of 115% times three years' of the officer's (1) highest base salary in the 12 months preceding the termination of his or her employment and (2) bonus and incentive payments for the preceding calendar year, all discounted to present value. In addition, the officer generally would receive medical, life, disability, and health-and-accident benefits at the Company's expense for three years.

                              RETIREMENT BENEFITS

The table below shows the estimated annual retirement benefits payable to a covered participant based on the final average pay formulas of the Company's Pension Plan and Supplemental Executive Retirement Plan (the "SERP").

PENSION TABLE(1)

   Average        Annual Retirement Benefits with Years of Service Indicated on December 31, 2003
    Annual       ---------------------------------------------------------------------------------
   Earnings       15 Years      20 Years      25 Years      30 Years      35 Years      40 Years
   --------       --------      --------      --------      --------      --------      --------
   $ 200,000      $ 33,775      $ 42,637      $ 51,500      $ 60,362      $ 69,224      $ 78,086
     400,000       120,000       160,000       200,000       240,000       240,000       240,000
     600,000       180,000       240,000       300,000       360,000       360,000       360,000
     800,000       240,000       320,000       400,000       480,000       480,000       480,000
   1,000,000       300,000       400,000       500,000       600,000       600,000       600,000
   1,200,000       360,000       480,000       600,000       720,000       720,000       720,000
   1,400,000       420,000       560,000       700,000       840,000       840,000       840,000
   1,600,000       480,000       640,000       800,000       960,000       960,000       960,000

----------------------------------

(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 2003. The benefits listed in the table are not subject to deduction of Social Security or other offset amounts. The Social Security-covered compensation level and the primary insurance amount are based on reaching age 65 on December 31, 2003.

The Company provides retirement benefits for employees, including executive officers. The normal retirement benefit for executive officers is the sum of benefits provided by the Pension Plan and the SERP. The normal annual retirement benefit from the Pension Plan is the greater of:

(a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

(b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

The estimated years of credited service under the Pension Plan and SERP through December 31, 2003 for each of the Named Executive Officers are: Mr.
Cecala - 24.2 years; Mr. Harra - 30.6 years; Mr. Wood - 4.5 years; Mr. Cohen -
20.6 years; and Mr. Gibson - 20.7 years.

For purposes of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments other than amounts paid under executive incentive plans. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, annual earnings were limited to $200,000 through December 31, 2003.

The normal monthly retirement benefit from the SERP is 60% of the officer's average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 30. All such amounts are reduced by benefits payable from the Pension Plan.

For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the profit-sharing bonus plan and executive incentive plans. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP begin to vest after five years' participation in the plan at the rate of one-fifteenth per year, but accelerate and vest in full (a) upon reaching 55 with ten years participation or (b) in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on pages 19 and 20.

                            STOCK PERFORMANCE GRAPH

The line graph below compares cumulative total stockholder return (1) over the past five years for the Company's common stock with (a) all companies in the Standard and Poor's 500 Index and (b) institutions in the Keefe, Bruyette & Woods 500 Bank Index.(2)

                                  TOTAL RETURN

                           [STOCK PERFORMANCE GRAPH]

                                                           12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
 Wilmington Trust Corporation                                $100     $ 80.79   $107.58   $113.25   $117.05   $137.68
 Keefe, Bruyette & Woods, 50 Bank Index                      $100     $ 96.23   $115.51   $110.74   $102.95   $138.01
 S&P 500 Index                                               $100     $121.02   $109.99   $ 96.98   $ 75.60   $ 97.24

NOTES TO STOCK PERFORMANCE GRAPH

(1) Cumulative total stockholder return includes appreciation in stock price and assumes the reinvestment of dividends.

     The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1998. The table below the graph reflects the graph's data points.

(2) The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index that includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers and certain others to file reports of their ownership of our stock with the SEC and the New York Stock Exchange.

After reviewing copies of those forms it has received and written representations, the Company believes that all of those filing requirements were complied with, except that a sale effected on Mr. Tunnell's behalf by his investment agent inadvertently against Mr. Tunnell's instructions and without his knowledge was reported late in 2004 and 466 shares that became reportable on the death of Mr. Harra's mother were reported late in 2003.

                          TRANSACTIONS WITH MANAGEMENT

Certain of the Company's subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

                           AVAILABILITY OF FORM 10-K

THE COMPANY WILL FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR 2003. THE COMPANY WILL PROVIDE A COPY OF THAT REPORT ON WRITTEN REQUEST WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IT IS SOLICITING. PLEASE ADDRESS YOUR REQUEST TO ELLEN J. ROBERTS, VICE PRESIDENT, INVESTOR RELATIONS, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                         PROPOSAL TWO - APPROVAL OF THE
                       2004 EMPLOYEE STOCK PURCHASE PLAN

General Provisions

On February 26, 2004, your Board of Directors adopted the 2004 Employee Stock Purchase Plan (the "Stock Purchase Plan") to encourage wider ownership of our stock by our employees. The Stock Purchase Plan is designed to replace our 2000 Employee Stock Purchase Plan, which expires in 2004. The plan's provisions are similar to those of the 2000 Employee Stock Purchase Plan. The following summary is qualified in its entirety by reference to the Stock Purchase Plan, which is attached as Exhibit B to this proxy statement. The Stock Purchase Plan will be adopted and become effective only when and if approved by our shareholders at the Annual Shareholders' Meeting. Accordingly, no options or other awards have been granted under the plan.

A maximum of 800,000 shares of our common stock may be issued under the Stock Purchase Plan. The number of shares to be issued to a participant cannot be predicted with accuracy because that number is contingent on the participant's election to acquire shares under the plan from time to time. The shares to be issued under the Stock Purchase Plan may be authorized but unissued shares, or issued shares that we have reacquired and hold in treasury. We anticipate that this number of shares will be adequate for the plan for the next four years. On the first day of each plan year, each participating employee will be offered options to purchase a number of shares (to be chosen by the employee, but with a minimum of five shares) of our common stock at a price per share equal to 85% of the last sale price of our common stock that day. That initial option price will be funded by payroll deductions, which will be credited to an interest-bearing account. On the last day of the plan year, shares of our common stock will be purchased at the lower of the initial option price or 85% of the last sale price of our common stock on the last day of the plan year, if that price is lower. The shares of common stock will be issued to participating employees promptly after the end of the plan year.

Eligibility

All regular employees of the Company and its designated subsidiaries on the payroll and with one month of continuous service on the first day of the plan year will be eligible to participate in the offering under the Stock Purchase Plan for that plan year. An employee may terminate participation in the Stock Purchase Plan at any time.

Limitations

The maximum permissible payroll deduction for any employee under the Stock Purchase Plan may not exceed the lesser of 10% of the employee's base salary or $21,250. In addition, no employee may be granted an option under the plan if he or she would own and/or hold outstanding options to purchase five percent or more of the total number of shares of our common stock which are outstanding.

Administration of Plan

The Stock Purchase Plan will be administered by a committee the Board of Directors appoints. Members of the committee must either be directors, officers, or employees of the Company or one of our subsidiaries, and that committee will have authority to make, administer, and interpret rules it deems necessary to administer the plan.

Amendment or Termination

The Board of Directors may amend or terminate the Stock Purchase Plan at any time. Any options previously granted will not be affected by a termination or amendment. No amendment may be made without prior approval of our shareholders if it would permit the issuance of more than 800,000 shares of our common stock, permit payroll deductions at a rate in excess of 10% of an employee's base salary, or otherwise be required by law.

Tax Implications

The following is a brief summary of the principal federal income tax consequences of transactions under the Stock Purchase Plan based on current federal income tax law. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences.

A participant will not recognize taxable income in purchasing shares of common stock under the Stock Purchase Plan at the time he or she purchases those shares. The federal income tax treatment to a participant who sells stock acquired under the plan will depend in part on how long the participant holds it.

If a participant disposes of stock acquired under the Stock Purchase Plan more than two years after the first day of the applicable offering period in respect of which the participant acquired it, the participant will recognize long-term capital gain (or loss) in an amount equal to the difference between the amount realized on the disposition and the participant's tax basis in the stock. However, if a participant acquired that stock at less than 100 percent of its fair market value on the first day of the applicable offering period, upon the sale of that stock, the participant will also recognize as ordinary income an amount equal to the lesser of (1) the difference between 15% of the fair market value of the stock on the first day of the applicable offering period and the price the participant paid for the stock or (2) the difference between the fair market value of the stock on the date it is sold and the price the participant paid for it.

If a participant disposes of stock acquired under the Stock Purchase Plan before the end of the two-year holding period described in the preceding paragraph (a "disqualifying" disposition), he or she will recognize ordinary income in an amount equal to the difference between (1) the fair market value of that stock at the time it was purchased (determined by reference to the New York Stock Exchange price on the last day of the applicable offering period) and (2) the price the participant paid for the stock. A participant will recognize this amount of ordinary income even if the amount realized on the disposition is less than the value of the stock on the date the participant purchased it. If the amount realized on the disqualifying disposition exceeds the value of the stock as of the date it was purchased, the participant also will recognize short-term or long-term capital gain, depending upon how long the stock was held, in an amount equal to that excess.

We are entitled to a tax deduction for any ordinary income participants recognize.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE STOCK PURCHASE PLAN.

                        PROPOSAL THREE - APPROVAL OF THE
                         2004 EXECUTIVE INCENTIVE PLAN

General

Our Compensation Committee and Board of Directors have approved and recommend for shareholder approval the 2004 Executive Incentive Plan (the "Incentive Plan"). The Incentive Plan provides additional incentive to senior executives to achieve targeted levels of achievement. The Incentive Plan is intended as a successor plan to the existing Executive Incentive Plan for eligible participants.

We are asking shareholders to approve the Incentive Plan so that we may deduct compensation paid under that plan under Section 162(m). For a more complete discussion of Section 162(m), see the Compensation Committee Report on Executive Compensation at pages 14 to 16 of this proxy statement. Shareholder approval of the Incentive Plan and certification by the Compensation Committee that targeted performance has been achieved are each conditions to the rights of eligible participants to receive any benefits under the Incentive Plan that would be deductible under Section 162(m).

The following summarizes the Incentive Plan. The summary is qualified by reference to the Incentive Plan, which is attached to this proxy statement as Exhibit C.

Eligible Participants

The Chief Executive Officer, the President, and other key officers the Compensation Committee may designate from time to time may participate in the Incentive Plan. To receive an award with respect to a calendar year, a participant must generally be an employee of the Corporation or one of its subsidiaries on December 31 of that year. If an individual is no longer an employee at the time the Compensation Committee approves awards under the Incentive Plan, the Compensation Committee may cause any award otherwise payable under the Incentive Plan to be forfeited.

Performance Goals

Our achievement of performance goals determines whether, and the extent to which, a participant earns his or her award under the Incentive Plan. The goals are based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, loan loss reserves, market share, and overhead ratio. The goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms or as compared to another company or companies. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

Awards

The Compensation Committee may provide for varying levels of payment under an award depending on whether performance goals have been met or exceeded. No more than $3,000,000 will be payable under an award to any one individual for any award year. All payments will be made in cash, stock, restricted stock, restricted stock units, or phantom stock units. The number of shares to be issued to a participant cannot be predicted with accuracy because those awards are contingent on the selection by the Compensation Committee of participants from time to time and determining the size of awards.

Administration

The Compensation Committee has complete discretion to construe and administer the Incentive Plan and to determine eligibility to participate, the performance goals, achievement of the performance goals, the amount of payment to be made under an award, and everything else necessary to carry out the Incentive Plan.

Amendment and Termination

The Compensation Committee may amend the Incentive Plan or the awards, as long as any amendments are consistent with the Plan's continued qualification under
Section 162(m). The Compensation Committee may terminate the Incentive Plan at any time.

Mr. Cecala has been designated as a Section 162(m) Participant in the Incentive Plan for 2004. The awards payable under the Incentive Plan cannot be determined because payment of those awards is contingent upon attainment of pre-established performance goals, and the actual award may reflect the Compensation Committee's exercise of discretion to reduce the award otherwise payable upon achievement of the performance goals. For a description of and amounts paid under the Company's Executive Incentive Plan for 2003, see the Report of the Compensation Committee on Executive Compensation on pages 14 to 16 and the Summary Compensation Table on page 17.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCENTIVE PLAN.

                          WILMINGTON TRUST CORPORATION
                            WILMINGTON TRUST COMPANY
                            AUDIT COMMITTEE CHARTER

PURPOSE:

The purpose of the Audit Committee ("Committee") of the Board of Directors of Wilmington Trust Corporation ("Board") is to assist the Board in monitoring, on behalf of Wilmington Trust Corporation and its subsidiaries (collectively, the "Company"): (A) the quality and integrity of the accounting policies, financial statements and disclosure practices of the Company; (B) the compliance by the Company with legal and regulatory requirements; and (C) the independence, qualifications and performance of the Company's internal and independent auditors. The Committee also shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

COMPOSITION:

The Committee shall be composed of not less than three (3) nor more than five
(5) members, who shall be selected by the Board of Directors from its own members, none of whom shall be an officer or employee of the Company, and shall hold office at the pleasure of the Board of Directors. The members of the Committee shall meet the independence and experience requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Committee shall elect its own chairperson.

RESPONSIBILITIES AND DUTIES:

The Committee shall:

1. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

2. Review with management and the independent auditor ("Auditor") significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters and make recommendations with respect to any matters pertaining to auditing the Company as the Committee shall deem desirable.

3. Review with the Auditor any audit problems or difficulties and management's response, and resolve any disagreements between the Auditor and management regarding financial reporting.

4. Review with management and the Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Consider whether or not to recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

6. Review and discuss with management and the Auditor the Company's annual audited financial statements and quarterly financial statements, including
    (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (b) the results of the Auditor's reviews of the quarterly financial statements.

7. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

                                    EXHIBIT A

8. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, discuss the Company's policies with respect to risk assessment and risk management and review and make recommendations with respect to the Company's insurance coverages as the Committee deems appropriate.

9. Review major changes to the Company's auditing and accounting principles and practices as suggested by the Auditor, internal auditors ("Internal Auditor") or management.

10. Require the Auditor to report directly to it and, each year, evaluate the performance of the Auditor (including the lead partner of the Auditor), and, as determined by the Committee, directly reappoint, retain, compensate and/or terminate and replace the Auditor.

11. Receive reports from the Auditor at least annually regarding the Auditor's objectivity and independence, delineating all relationships between the Auditor and the Company, discuss such reports with the Auditor and, if so determined by the Committee, after consultation with the Board that the Committee deems appropriate, take appropriate action to insure the objectivity and independence of the Auditor.

12. Review the experience and qualifications of the senior members of the Auditor's team.

13. Review compliance with the Auditor Services Policy, determine that the provision of non-audit services is compatible with maintaining the Auditor's independence and pre-approve the use of the Auditor for those non-audit services itemized on a list to be mutually developed by the Company's management and the Internal Auditor and attached to this Charter as Schedule 1.

14. Review the appointment and replacement and provide input into the performance evaluation of the senior Internal Auditing executive and have general supervision over the Audit Services Division in all matters subject to the approval of the Board of Directors.

15. Review the significant reports to management prepared by the Internal
    Auditor.

16. Meet with the Auditor prior to the audit to review the planning and staffing of the audit.

17. Discuss with the Auditor the matters required by Statement on Auditing Standards No. 61 relating to the scope, conduct and results of the audit.

18. Review the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies, including all reports of examination of the Company made by any governmental agency or any independent auditor employed for that purpose, and make recommendations to the Board of Directors with respect thereto as the Committee shall deem desirable.

19. Meet periodically with management (including the chief financial officer), the Auditor and the Internal Auditor in separate executive sessions.

20. Establish procedures for the receipt, retention and treatment of complaints from the Company's employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by the Company's employees of concerns regarding questionable accounting or auditing matters.

21. The Committee shall have the authority at the expense of the Company to retain special legal or other consultants to advise it. The Committee may request any officer or employee of the Company or the Company's outside counsel or other consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

22.Obtain and review a report by the Auditor at least annually describing:

    (a) The firm's internal quality control procedures; and

    (b) Any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

23. Establish clear hiring policies for employees or former employees of the Auditor.

24. Conduct an evaluation of its own performance annually.

25. Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

MEETINGS:

1. The Committee's Chairperson, the Chairman of the Board, the Chief Executive Officer, the President or a majority of the Committee's members may call a meeting of the Committee at any time and at any place they deem it proper for the transaction of the Committee's business.

2. A majority of the Committee's members shall constitute a quorum. The acts of a majority of the members present at a meeting at which a quorum is present shall constitute action by the Committee.

3. Committee members may participate in Committee meetings by conference telephone or video facilities.

4. A report of all Committee meetings will be provided to the Board of Directors at a subsequent meeting.

5. The Committee may adopt rules and procedures for the conduct of its affairs that it deems necessary and which are not inconsistent with this Charter or the Company's Bylaws.

The Committee also shall perform such other functions as it deems appropriate from time to time with respect to and within the scope of its specified duties and responsibilities or such other duties as the Board may assign to it from time to time.

                      INDEPENDENT AUDITOR SERVICES POLICY

The Audit Committee of the Board of Directors of Wilmington Trust Corporation and its subsidiaries (collectively, the "Company") reviews regularly all services provided to the Company by its independent auditor (the "Auditor"). In light of recent public concerns regarding non-audit services provided to companies by their independent auditor and requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the New York Stock Exchange, the Audit Committee of the Company's Board of Directors has adopted the following policy regarding services provided by the independent auditor.

The Audit Committee has agreed that the following services can be procured from the Auditor without further prior approval of the Audit Committee:

1. Annual consolidated and subsidiary financial statement audits, including reviews of unaudited quarterly consolidated financial statements and procedures developed in response to new or pending pronouncements by governing authorities, such as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Securities and Exchange Commission or the New York Stock Exchange;

2. Statement of Auditing Standards No. 70 Report of the Company's Corporate Retirement and Custody Services Division;

3. Annual financial statements audits of the Company's defined benefit, defined contribution and other employee benefit plans and common and short-term trust funds;

4.  Review of audits of the Company's affiliates;

5. Tax compliance assistance in preparing the Company's federal and state income tax returns;

6.  Tax planning research;

7. Reports on the effectiveness of internal controls required by FDICIA and/or the Sarbanes-Oxley Act;

8. Consents and comfort letters required for the Company's filings under the 1933 Securities Act and the 1934 Securities and Exchange Act; and

9.  Services for acquisitions, including due diligence.

All such services provided by the Auditor shall be reported to the Audit Committee at its next meeting.

It is the intent of the Audit Committee to adhere to these listed services being provided by the Auditor. However, the Audit Committee is willing to consider a recommendation by the Company's management as to a specific service if management believes that the provision of such services would not compromise the Auditor's independence.

Any engagement of the Auditor for the performance of "consulting services" other than the services listed above shall be reviewed by the Audit Committee prior to engagement. Situations requiring urgency may be authorized by the Committee Chair. In no circumstance will the Auditor be engaged to provide services prohibited by the Sarbanes-Oxley Act or its implementing regulations, including financial information systems design and implementation, or to prepare personal tax returns of any of the Company's executive officers.

                                   SCHEDULE 1

                          WILMINGTON TRUST CORPORATION

                       2004 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of Wilmington Trust Corporation's 2004 Employee Stock Purchase Plan (the "Plan") is to provide all regular employees of Wilmington Trust Corporation (the "Company") and those of its subsidiaries that may be designated as participating companies by the Company's Board of Directors from time to time an opportunity to purchase shares of the Company's common stock, par value $1 per share ("Common Stock"), through annual offerings to be made from time to time for the duration of the Plan; and to foster interest in the Company's success, growth, and development. The Company intends that the Plan qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Plan's provisions shall be construed to extend and limit participation in a manner consistent with the requirements of that section of the code.

2.  Eligibility.

    a. Any Employee shall be eligible to participate in the Plan as of the beginning of the Plan year coincident with or next following the completion of at least one month of continuous service with one or more Employers, subject to the limitations imposed by Section 423(b) of the Code.

    b. Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

    (1) If, immediately after that grant, the Employee would own shares, and/or hold outstanding options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or

    (2) That permits an Employee rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of the shares (determined at the time that option is granted) for each calendar year in which those stock options are outstanding at any time.

3. Offerings. The Company will make one or more annual offerings to Employees to purchase stock hereunder. The terms and conditions of each such offering shall specify the number of shares that may be purchased thereunder. The fixed term of any offering shall include a Purchase Period of specified duration, during which (or during that period thereof during which an Employee may elect to participate) the amounts received by an Employee as Base Salary shall constitute the measure of that Employee's participation in the offering.

4. Participation. An Employee who is, on the effective date of any offering, eligible to participate in that offering, may participate by completing and forwarding a "Payroll Deduction Authorization for Purchase of Wilmington Trust Corporation Stock" form to the designated payroll location. Payroll deductions for a Participant shall commence on the date when the authorization for a payroll deduction becomes effective and end on the termination date of the offering to which that authorization applies, unless terminated sooner by the Participant in accordance with Paragraph 8 below.

5. Payroll Deductions. A Participant's payroll deduction authorization shall authorize deductions each payday during a Purchase Period at a rate not to exceed 10% of the Participant's Base Salary at the beginning of that Purchase Period but, at a minimum, at a rate that will accumulate an amount equal to the offering price of at least five shares by the end of the Purchase Period.

                                   EXHIBIT B

    a. All payroll deductions made for a Participant shall be credited to a bookkeeping account under the Plan. A Participant may not make separate cash payments into that account.

    b. A Participant may at any time prospectively decrease the amount authorized to be deducted per period, provided the minimum deduction required above is maintained. That change may not become effective sooner than the next pay period ending after receipt of the form by the appropriate payroll location. Notwithstanding anything to the contrary contained herein, a Participant may reduce payroll deductions hereunder only once during any Purchase Period.

    c. A Participant may discontinue participation in the Plan in accordance with Paragraph 8 below.

6.  Granting of an Option.

    a. In any offering hereunder, each Participant shall be granted an option, on the Date of Offering, for as many full shares of Common Stock as he or she elects to purchase with the payroll deductions credited to the Participant's account during the Purchase Period, based on the option price for the Purchase Period, as described in Subparagraph 6(b) below.

    b. The option price per share of shares purchased with payroll deductions made for a Participant during any Purchase Period shall be the lower of:

    (1) Eighty-five percent of the last sale price of the Common Stock on the first day of the Purchase Period or, if there was no such reported sale of Common Stock on that date, on the next preceding date on which there was such a reported sale; or

    (2) Eighty-five percent of the last sale price of the Common Stock on the last day of the Purchase Period or, it there was no such reported sale of Common Stock on that date, on the next preceding date on which there was such a reported sale.

7.  Exercise of Option.

    a. As of the last day of the Purchase Period for any offering, the account of each Participant shall be totaled and the option price determined. If a Participant has sufficient funds (including interest credited on his or her account at the rate computed in accordance with Paragraph 9 below) to purchase five or more full shares at the option price, that Participant shall be deemed to have exercised the option to purchase the number of shares for which he or she has subscribed at that price, and his or her account shall be charged for the number of shares so purchased.

    b. Participation in an offering will not bar an Employee from participating in any subsequent offering hereunder. Payroll deductions may be made under each offering to the extent the Employee authorizes, subject to the maximum and minimum limitations for that offering imposed hereby. A separate account shall be maintained for each Participant with respect to each offering. Any unused balance in a Participant's account at the end of a Purchase Period shall be refunded, with interest computed in accordance with Paragraph 9 below.

    c. If a Participant does not accumulate sufficient funds in his or her account to purchase at least five shares during a Purchase Period, the Participant thereupon shall be deemed to have withdrawn from that offering, and his or her account will be refunded, with interest computed in accordance with Paragraph 9 below.

    d. The shares of Common Stock purchased by a Participant upon the exercise of his or her option in accordance herewith shall not include fractional shares. Amounts credited to a Participant's account which would have been used to purchase fractional shares shall be refunded to the Participant, with interest computed in accordance with Paragraph 9 below.

8.  Withdrawal.

    a. A Participant may withdraw all payroll deductions credited to an account hereunder at any time before the end of a Purchase Period by giving the Company written notice. All payroll deductions credited to that account shall be paid to the Participant, with interest computed in accordance with Paragraph 9 below, promptly after receipt of notice of withdrawal, and no further payroll deductions shall be made for that Participant in respect of that offering.

    b. Except as provided in the following sentence, an Employee's withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any succeeding offering hereunder; provided that Section 16 Officers who make withdrawals or otherwise cease participation in the Plan during any Purchase Period shall be precluded from re-participation in the Plan until the next Purchase Period that begins at least six months after that withdrawal or cessation of participation.

    c. If an Employee retires or otherwise terminates employment, no payroll deduction shall be made from any pay due and owing at that time, and the balance in the Employee's account shall be paid to the Employee, with interest computed in accordance with Paragraph 9 below or, at the Employee's election, used to purchase Common Stock in accordance with Paragraph 7 above.

    d. If an Employee dies, that Employee's beneficiary may elect to withdraw the balance in his or her account, with interest computed in accordance with Paragraph 9 below, or apply it to the purchase of the appropriate number of full shares of Common Stock at a price determined in accordance with Paragraph 6 above, using the date of death as though it were the last day of the Purchase Period. Any balance in that account remaining after that purchase shall be paid, with interest computed in accordance with Paragraph 9 below, to the person or persons entitled thereto in accordance with Paragraph 12 below.

9. Interest. Each Participant's account shall be credited with interest at the rate in effect from time to time on statement savings accounts of Wilmington Trust Company that may not be accessed by check.

10. Stock.

    a. The shares to be sold to Participants hereunder are to be authorized and unissued shares of Common Stock, or issued shares of Common Stock that the Company has reacquired and holds in its treasury. The maximum number of shares that shall be made available for sale hereunder during all offerings shall be 800,000 shares, subject to adjustment upon changes in the Company's capitalization as provided in Paragraph 14 below.

    b. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased hereunder until the end of the Purchase Period with respect to which those shares were acquired.

    c. If in any offering Employees subscribe for more shares than remain available under the Plan, the shares in that offering shall be allocated pro rata among employees by multiplying the number of shares remaining under the Plan by a fraction, the numerator of which is the number of shares the Employee subscribed for in that offering and the denominator of which is the number of shares all Employees subscribed for in that offering.

    d. Shares to be delivered to an Employee hereunder will be registered in the Employee's name or, if directed by written notice to Wilmington Trust Company's Human Resources Department before the end of a Purchase Period, in the names of the Employee and one other person, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

11. Administration. The Plan shall be administered by a committee (the "Committee") consisting of not less than three members who shall be appointed by the Company's Board of Directors. Each member of the Committee shall be either a director, an officer, or an Employee of an Employer. The Committee shall be vested with full authority to make, administer, and interpret rules and regulations that it deems necessary or desirable to administer the Plan. Any determination, decision, interpretation, administration, or application hereof shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant.

12. Designation of Beneficiary. A Participant may file with Wilmington Trust Company's Human Resources Department a written designation of a beneficiary who is to receive any shares and/or cash for the Participant's credit hereunder in the event of that Participant's death before the delivery of those shares and/or cash. The Participant may change that designation at any time by providing written notice to Wilmington Trust Company's Human Resources Department. Upon the death of a Participant and receipt by Wilmington Trust Company's Human Resources Department of proof of the Participant's death and the identity and existence of a beneficiary validly designated hereunder, the Company shall deliver those shares and/or that cash to the executor or administrator of the Participant's estate. If no such executor or administrator has been appointed to the Company's knowledge, the Company may, in its discretion and in such form as the Committee may prescribe, deliver those shares and/or that cash to the Participant's spouse or to any one or more dependents, or relatives of the Participant. If no spouse, dependent or relative is known to the Company, then the Company may, in its discretion and in such form as the Committee may prescribe, deliver those shares and/or that cash to such other person as the Committee may designate. No such designated beneficiary shall, before the death of the Participant by whom the beneficiary has been designated, acquire any interest in the shares and/or cash credited to the Participant hereunder.

13. Transferability. No rights with respect to the exercise of any option or to receive shares hereunder may be assigned, transferred, pledged, or otherwise disposed of by an Employee. Options granted hereunder are not transferable by an Employee otherwise than by will or the laws of descent and distribution, and are exercisable during an Employee's lifetime only by the Employee.

14. Changes in Capitalization. The number and kind of shares subject to outstanding options hereunder, the purchase price of those options, and the number and kind of shares available for options subsequently made available hereunder shall be adjusted appropriately to reflect any stock dividend, stock split, combination, or exchange of the Company's shares, merger, consolidation, or other change in the Company's capitalization with a similar substantive effect upon the Plan or options granted or to be granted hereunder. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

15. Use of Funds. All payroll deductions received or held by an Employer hereunder may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate those payroll deductions.

16. Government Regulations. The Company's obligations to sell and deliver the Company's stock hereunder are subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of that stock. The Company's Board of Directors may, in its discretion, require as conditions to the exercise of any option granted hereunder that the shares of Common Stock reserved for issuance upon the exercise of the option have been duly listed, upon official notice of issuance, on a stock exchange or the National Association of Securities Dealers Automated Quotation System, and that either:

    a. A Registration Statement with respect to those shares is effective under the Securities Act of 1933; or

    b. The Participant has represented at the time of purchase, in form and substance satisfactory to the Company, that he or she intends to purchase those shares for investment and not for resale or distribution.

17. Amendment or Termination. Unless terminated sooner by the Company's Board of Directors, the Plan shall terminate automatically as of May 31, 2008. The Company's Board of Directors may terminate or amend the Plan at any time. No such termination shall affect options previously granted hereunder. No such amendment may make any change in any option theretofore granted hereunder that would adversely affect the rights of any Participant, nor be made without the prior approval of a majority of the shares of the Company's outstanding stock if that approval would be required by law, including if that amendment would:

    a. Permit the sale of more shares than are authorized under Paragraph 10 above; or

    b. Permit payroll deductions at a rate in excess of 10% of a Participant's Base Salary.

18. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares hereunder, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company or any direct or indirect subsidiary thereof. The Plan shall not be deemed to interfere in any way with the right of the Company or any direct or indirect subsidiary thereof to terminate, or otherwise modify, an Employee's employment at any time.

19. Governing Law. Delaware law, other than the conflict-of-laws provisions of that law, shall govern all matters relating to the Plan, except as that law is superseded by the laws of the United States.

20. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the following meanings:

    a. "Base Salary" means regular straight-time earnings, excluding payments for overtime, incentive compensation, bonuses, and other special payments except to the extent the Committee specifically approves including any such item.

    b. "Committee" means the committee established pursuant to Paragraph 11 above to administer the Plan.

    c. "Date of Offering" shall be the first day of each Purchase Period.

    d. "Employee" shall mean any person, including an officer, who is customarily employed by an Employer for 15 hours or more per week and for more than five months in a calendar year.

    e. "Employer" means the Company and any subsidiary company designated as a participating company by the Company's Board of Directors, 15% or more of the voting stock of which is owned directly or indirectly by the Company.

    f. "Participant" means an Employee who has agreed to participate in an offering and has met the requirements of Paragraph 4 above.

    g. "Purchase Period" means each of the periods during which a Participant may purchase Common Stock pursuant to any particular offering hereunder.

    h. "Section 16 Officers" means officers of the Company, or of any subsidiary of the Company 25% or more of the voting stock of which is owned directly or indirectly by the Company, designated as Section 16 Officers by resolution of the Board of Directors of the Company from time to time.

                                   EXHIBIT C

                          WILMINGTON TRUST CORPORATION
                         2004 EXECUTIVE INCENTIVE PLAN

1. Purpose. The purpose of the Wilmington Trust Corporation (the "Company") 2004 Executive Incentive Plan (the "Incentive Plan") is to provide senior management annual awards that recognize and reward the achievement of performance goals.

2. Effective Date of Plan. The Incentive Plan shall be effective as of January 1, 2004, but any payments under the Incentive Plan to individuals a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code and the related regulations ("Section 162(m)") and that the Company desires to deduct ("Section 162(m) Participants") shall be made contingent on the Incentive Plan's approval by the Company's shareholders.

3. Plan Administrator. The Company's Compensation Committee shall administer the Incentive Plan. The Compensation Committee consists of members appointed by the Board of Directors from time to time. Each member of the Compensation Committee shall be an "outside director" within the meaning of Section 162(m). The Compensation Committee shall have full power and authority, subject to the provisions of the plan and applicable law, to (a) establish, amend, suspend, or waive rules and regulations and appoint agents it deems necessary or advisable for the plan's proper administration, (b) construe, interpret, and administer the plan and any instrument or agreement relating to the plan, and (c) make all other determinations and take all other actions necessary or advisable for the plan's administration. Unless the Incentive Plan expressly provides otherwise, each determination the Compensation Committee makes and each action it takes pursuant to the plan or any instrument or agreement relating to the plan (x) shall be within the Compensation Committee's sole discretion, (y) may be made at any time, and (z) shall be final, binding, and conclusive for all purposes on all persons, including participants in the plan, their legal representatives, and beneficiaries and employees of the Company and its subsidiaries.

4. Eligibility. The Chief Executive Officer, the President, and other senior officers of the Company and its subsidiaries are eligible to participate in the Incentive Plan if the Compensation Committee designates them.

5.  Awards.

     5.1 For each calendar year (a "Plan Year"), at such times as the Compensation Committee determines, it shall establish the basis and terms of participation of participants who are not Section 162(m) Participants. In doing so, the Compensation Committee may establish one or more quantitative or qualitative performance or other goals or criteria as the basis for awarding executives bonuses under the Incentive Plan.

     5.2 For Section 162(m) Participants, within 90 days after the commencement of each Plan Year, the Compensation Committee shall designate:

     a. The officers who will be deemed Section 162(m) Participants for that Plan Year;

     b. The Financial Criteria that will apply to awards to Section 162(m) Participants for the Plan Year; and

     c. The Performance Goals the Company must meet for Section 162(m) Participants to earn awards for the Plan Year and a payout matrix or formula for those Financial Criteria and Performance Goals.

     After the 90th day of a Plan Year, the Compensation Committee may designate newly-hired officers as participants in the Plan for that Plan Year. The Performance Goals for those additional Section 162(m) Participants will be established before 25% of the days remaining in that partial Plan Year have expired.

     Any participant who terminates employment, either voluntarily or involuntarily, before awards are paid for a Plan Year will be ineligible for an award under the Plan. However, the Compensation Committee may, in its sole and complete discretion, determine to pay an award if termination was due to death, disability, retirement, or a Change in Control of the Corporation, but:

     x. No such payment shall be made to any participant for a Plan Year before awards for that Plan Year are payable generally; and

     y. No such payment shall be made to any Section 162(m) Participant unless the Performance Goals established for that participant have been attained.

     For purposes hereof, the term "Change in Control" means any of the events described below, directly or indirectly or in one or more series of transactions:

     (1) Approval by Wilmington Trust Company's ("WTC's") or the Company's stockholders of a consolidation or merger of WTC or the Company with any third party (including a single person or entity or a group of persons or entities acting in concert) not wholly-owned, directly or indirectly, by WTC or the Company (a "Third Party"), unless WTC or the Company is the entity surviving that merger or consolidation;

     (2) Approval by WTC's or the Company's stockholders of a transfer of all or substantially all of the assets of WTC or the Company to a Third Party or of a complete liquidation or dissolution of WTC or the Company;

     (3) Any person, entity, or group which is a Third Party, without prior approval of WTC's or the Company's Board of Directors, by itself or through one or more subsidiaries:

     (a) Acquires beneficial ownership of 15% or more of any class of WTC's or the Company's voting stock;

     (b) Acquires irrevocable proxies representing 15% or more of any class of WTC's or the Company's voting stock;

     (c) Acquires any combination of beneficial ownership of voting stock and irrevocable proxies representing 15% or more of any class of WTC's or the Company's voting stock;

     (d) Acquires the ability to control in any manner the election of a majority of WTC's or the Company's directors; or

     (e) Acquires the ability to exercise a controlling influence over the management or policies of WTC or the Company, directly or indirectly; or

     (4) Any election occurs of persons to the Company's Board of Directors that causes a majority of that Board of Directors to consist of persons other than (x) persons who were members of that Board of Directors on February 29, 1996 (the "Effective Date") and/or (y) persons who were nominated for election as members of that Board of Directors by the Company's Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of the Company's Board of Directors on the Effective Date. However, any person nominated for election by the Company's Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (x) and/or (y), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (x) above.

     However, a Change in Control shall not include any of the events described above if they (i) occur in connection with the appointment of a receiver or conservator for WTC or the Company, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that WTC is in default as defined in
     Section 3(x) of the FDI Act, insolvent or in an unsafe or unsound condition to transact business, or, with respect to any participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that participant from participating in WTC's or the Company's business or (ii) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or the Company's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or the Company's voting stock.

6. Financial Criteria. For each Plan Year, the Compensation Committee shall designate one or more financial criteria (the "Financial Criteria") set forth in this Section 6 for use in determining awards for Section 162(m) Participants for that Plan Year. Financial Criteria shall consist of one or more of the following financial measures: income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, loan loss reserves, market share, and overhead ratio. Any of the Financial Criteria may be company-wide or on a departmental, divisional, regional, or individual basis. In addition, any of the Financial Criteria may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The Compensation Committee retains the discretion to determine whether an award will be paid under any one or more of the Financial Criteria.

7. Performance Goals. For each Plan Year, the Compensation Committee shall establish specific, objective performance goals (the "Performance Goals"), the outcome of which is substantially uncertain at the time they are established, for each of the Financial Criteria the Compensation Committee designates for that Plan Year against which actual performance is to be measured to determine the amount of awards to Section 162(m) Participants. Performance Goals the Compensation Committee establishes may be described by means of a matrix or formula providing for goals resulting in the payment of awards under the plan.

8.  Determination and Payment of Awards.

     8.1. As soon as practicable after the end of a Plan Year, the Compensation Committee will determine the amount of the award each participant has earned. For Section 162(m) Participants, that determination will be made based on application of the criteria specified in Section 6. However, the Compensation Committee may, in its sole and absolute discretion, reduce the amount that would otherwise be payable under the Incentive Plan. Payments will be made promptly after the Compensation Committee determines the amount of the awards unless payment of an award has been deferred pursuant to Section 10.6. The Compensation Committee's determination with respect to Section 162(m) Participants must include its certification in writing that the Performance Goals and any other terms of the award were satisfied. Minutes of the Compensation Committee's meeting or any action by written consent shall satisfy the written certification requirement.

     8.2. The Corporation shall pay awards under the Incentive Plan in cash, stock, restricted stock, restricted stock units, "phantom stock" units, or other types of awards valued in whole or in part by reference to, or otherwise based on, shares of the Company's stock. Subject to the provisions hereof, the Compensation Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those awards. Any award other than cash shall be confirmed by an award agreement. The award agreement shall contain provisions the Compensation Committee determines are necessary or appropriate to carry out the intent hereof with respect to the award. Any awards may be represented in whole or in part by certificated shares or uncertificated shares, at the Compensation Committee's sole discretion. The Compensation Committee may grant awards in respect of up to a total of 300,000 shares of stock under the Incentive Plan.

     8.3. Notwithstanding anything to the contrary contained herein, the maximum dollar amount with respect to which awards may be granted under the Incentive Plan for any Plan Year to any participant may not exceed $3,000,000.

     8.4. In addition to the terms and conditions specified in the award agreement, awards shall be subject to the following:

     (a) Any shares subject to awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

     (b) If specified in the award agreement, the recipient of an award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that award, and the Compensation Committee may, in its sole and absolute discretion, provide in the award agreement that those amounts be reinvested in additional shares;

     (c) The award agreement shall contain provisions dealing with the disposition of the award in the event of the termination of the participant's employment before the exercise, realization, or payment of the award. The Compensation Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any award; and

     (d) Shares issued as a bonus pursuant hereto shall be issued for the consideration the Compensation Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at least 100% of the market value per share on the date the award is granted.

9. Taxes. If the Compensation Committee deems it necessary or desirable, the Company shall be entitled to withhold (or secure payment from a participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that the Company pays (1) with respect to any amount payable and/or shares issuable under that participant's award or (2) with respect to any income recognized upon the lapse of restrictions applicable to an award. The Company may defer payment or issuance of the cash, shares or units upon the grant, exercise or vesting of an award unless indemnified to its satisfaction against any liability for that tax. The Compensation Committee or its delegate shall determine the amount of that withholding or tax payment. The participant shall make that payment at the time the Compensation Committee determines. In each award agreement, the Compensation Committee shall prescribe one or more methods by which the participant may satisfy his or her tax withholding obligation. This may include the participant's paying the Company cash or shares of the Company's stock or the Company's withholding from the award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the market value per share of those shares. In its sole and absolute discretion, the Compensation Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by participants who are subject to Section 16 of the Securities Exchange Act to have shares withheld from an award to meet those withholding obligations.

10. Termination, Suspension, or Modification of the Plan. The Board of Directors may at any time, with or without notice, terminate, suspend, or modify the Incentive Plan in whole or in part. The Board of Directors shall not amend the Incentive Plan in violation of law or in contravention of Section 162(m). The Compensation Committee may make any amendments to the Incentive Plan not in violation of law required to conform the Incentive Plan to the requirements of
Section 162(m). The Compensation Committee also may correct any defect, supply any omission, or reconcile any inconsistency in the Incentive Plan in the manner and to the extent it deems desirable to carry the Incentive Plan into effect.

11. Miscellaneous.

     11.1. No award under the Incentive Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability which is for alimony or other payment for the support of a spouse or former spouse, or for any other relative of a participant, prior to actually being received by the participant or his or her designated beneficiary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to an award hereunder shall be void.

     11.2. Neither the adoption of the Incentive Plan, the determination of eligibility to participate in the Incentive Plan, nor the granting of an award under the Incentive Plan shall confer upon any participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate that employment at any time.

     11.3. The Incentive Plan and all determinations under it shall be governed by and construed in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by federal law.

     11.4. The existence of outstanding awards shall not affect the right of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in the Company's capital structure, the Company's business, any merger or consolidation of the Company, any issue of bonds, debentures, or preferred stock, the Company's liquidation or dissolution, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

     The number and kind of shares subject to outstanding awards, the purchase or exercise price of those awards, and the number and kind of shares available for awards subsequently granted shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Incentive Plan or awards granted hereunder. The Compensation Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 11.4 to any outstanding award if an adjustment has been made or will be made to the shares of the Company's stock awarded to a participant in that person's capacity as a shareholder.

     If the Company is merged or consolidated with another entity and the Company is not the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised awards remain outstanding, then (a) subject to the provisions of Section 11.4(b) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding award hereunder shall be entitled to receive, upon exercise or vesting of that award in lieu of shares, other stock or other securities as the holders of shares of the Company's stock received in the merger, consolidation, liquidation, or sale; and (b) the Compensation Committee may cancel all outstanding awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (i) notice of that cancellation has been given to each holder of an award and (ii) in addition to any rights he or she may have under Section 5.2 above, each holder of an outstanding award hereunder shall have the right to that award or the exercise in full, without regard to any limitations set forth in or imposed pursuant hereto or contained in the award agreement, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any award that was permissible solely because of this Section 11.4(b)(ii) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale shall terminate as of that date.

     If the Company is consolidated or merged with another entity under circumstances in which the Company is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to the Company's rights and obligations hereunder, and that the Incentive Plan be administered by a committee of the Board of that entity.

     Comparable rights shall accrue to each participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

     Except as expressly provided herein, the Company's issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of the Company convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to awards outstanding.

     After any reorganization, merger, or consolidation in which the Company or one of its subsidiaries or affiliates is a surviving entity, the Compensation Committee may grant substituted awards replacing old awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Compensation Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of the Company's stock that might otherwise become subject to any awards.

     11.5. Nothing in the Incentive Plan shall be construed as limiting the authority of the Compensation Committee, the Board of Directors, the Company, or any subsidiary of the Company to establish any other compensation plan or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a subsidiary of the Company, whether that person is a participant and regardless of how the amount of that compensation or bonus is determined.

     11.6. A participant may elect to defer payment of his or her award under the Incentive Plan if deferral of the award under the Incentive Plan is permitted pursuant to the terms of a deferred compensation program of the Company existing at the time the election to defer is permitted to be made and the participant complies with the terms of that program.

     11.7. It is the Company's intention that all payments made under the Incentive Plan to Section 162(m) Participants shall constitute "performance-based compensation" as that term is defined for purposes of Section 162(m). Accordingly, unless the Board of Directors determines otherwise, if any provision of the Incentive Plan is found not to be in compliance with that provision, that provision shall be deemed amended so that the provision does comply to the extent permitted by law. In every event, the Incentive Plan shall be construed in favor of those payments meeting the "performance-based compensation" exception contained in Section 162(m). Notwithstanding anything to the contrary contained herein, the Compensation Committee retains discretion to grant awards hereunder that do not comply with Section 162(m).

     11.8.

     a. "Cause" means, with respect to a participant who is an employee of the Company or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Compensation Committee determines in its sole and absolute discretion, the participant's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

     b. "Disability" means any physical or mental injury or disease of a permanent nature that renders a participant incapable of meeting the requirements of the employment or other work the participant performed immediately before that disability commenced. The Compensation Committee or its designee shall make the determination of whether a participant is disabled and when the participant becomes disabled in its sole and absolute discretion.

     c. "Normal Retirement Date" means the date on which a participant terminates active employment with the employer he or she was employed with when he or she was last granted awards on or after attaining age 65, but does not include termination for Cause.

     d. "Other Retirement Date" means a date, on or after a participant attains age 55 but earlier than the participant's Normal Retirement Date, that the Compensation Committee in its sole and absolute discretion approves and designates to be the date upon which a participant retires for purposes hereof, but does not include termination for Cause.

                                                  WILMINGTON TRUST CORPORATION

                                                  ANNUAL SHAREHOLDERS' MEETING

                                                    THURSDAY, APRIL 15, 2004
                                                           10:00 A.M.
[WILMINGTON TRUST LOGO]
                                                     WILMINGTON TRUST PLAZA
                                                         MEZZANINE LEVEL
                                                    301 WEST ELEVENTH STREET
                                                      WILMINGTON, DELAWARE

                                   WILMINGTON TRUST CORPORATION
[SMALL WILMINGTON TRUST LOGO]      Rodney Square North
                                   1100 North Market Street
                                   Wilmington, DE 19890-0001

                                                                           PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 15, 2004.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, AND 3.

By signing the proxy or voting by telephone or the Internet, you revoke all prior proxies and appoint David R. Gibson and Michael A. DiGregorio, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

                                                             COMPANY #

To Our Shareholders,

You are cordially invited to attend our Annual Shareholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, April 15, 2004.

At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.

                                                                      Sincerely,

                                                                   Ted T. Cecala
                                            Chairman and Chief Executive Officer

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-560-1965

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 14, 2004.
- Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

- VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/WL/ - Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 14, 2004.
- Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

-  VOTE BY MAIL
- Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Wilmington Trust Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

    IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD Wilmington Trust Corporation Rodney Square North 1100 North Market Street
                           Wilmington, DE 19890-0001

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1.  Election of    01  Charles S. Crompton Jr.    03  Stacey J. Mobley       [ ] Vote FOR               [ ] Vote WITHHELD
    directors:     02  R. Keith Elliott           04  H. Rodney Sharp  III       all nominees, except   from all nominees
                                                                                 as indicated below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                ------------------------------------------

2.  Approval of 2004 Employee Stock Purchase Plan.                              [ ] For [ ] Against [ ] Abstain

3.  Approval of 2004 Executive Incentive Plan.                                  [ ] For [ ] Against [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO
DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]  Indicate changes below:
                                                                                Date
                                                                                    --------------------------------------


                                                                                ------------------------------------------
                                                                                Signature(s) in Box

                                                                                Please sign exactly as your name(s) appears on your
                                                                                proxy card. If held in joint tenancy, all persons
                                                                                must sign. Trustees, administrators, etc.,
                                                                                should include title and authority. Corporations
                                                                                should provide full name of corporation and title of
                                                                                authorized officer signing the proxy.